AQR FUNDS

Supplement dated February 25, 2026 (“Supplement”)

to the Statement of Additional Information, dated January 29, 2026 (“SAI”), of the AQR Global Equity Fund (the “Fund”)

This Supplement updates certain information contained in the SAI. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.

Effective on or after May 12, 2026, the Fund is renamed AQR Global Fund. All references to the “AQR Global Equity Fund” are hereby deleted and replaced with “AQR Global Fund.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE